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                                                                    EXHIBIT 99.1

                       Philips International Realty Corp.
                                417 Fifth Avenue
                            New York, New York 10016



                                                              November 14, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Philips International Realty Corp.
         Quarterly Report on Form 10-Q for the quarter ended September 30, 2002
         ----------------------------------------------------------------------

Ladies and Gentlemen:

         Transmitted herewith is a written statement by the Chief Executive Officer and principal financial officer of Philips International Realty Corp. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                      Very truly yours,

                                      Philips International Realty Corp.

                                      By:  /s/ Philip Pilevsky
                                           -----------------------------------
                                           Philip Pilevsky
                                           Chairman of the Board and Chief
                                           Executive Officer